Note 16 - Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Notes to Financial Statements
Income Tax Disclosure [Text Block]

Note 16 – Income Taxes

During the three and nine months ended September 30, 2024, we recorded an income tax benefit of $0.2 million and income tax expense of $0.1 million, respectively, related to tax on our estimated taxable income for the year, primarily due to the gain on debt extinguishment (See the section titled, “Note 12 – Restructured Debt Liability”).

We have evaluated the positive and negative evidence bearing upon our ability to realize our deferred tax assets, which primarily consist of net operating losses, or NOLs. We considered the history of cumulative net losses, estimated future taxable income and prudent and feasible tax planning strategies, and have concluded that it is more likely than not that we will not realize the benefits of our deferred tax assets within United States jurisdiction. As such, we recorded a full valuation allowance against net deferred tax assets as of September 30, 2024 and December 31, 2023, for deferred taxes in the United States. We still have a net deferred tax liability related to our foreign operations.

Utilization of NOL and R&D credit carryforwards will be subject to a substantial annual limitation under Internal Revenue Code of 1986, or IRC, Section 382, due to ownership change limitations that have occurred previously or that could occur in the future. These ownership changes will limit the amount of NOL and R&D credit carryforwards that can be utilized annually to offset future taxable income and income tax liabilities, respectively. As a result of having undergone an ownership change under IRC 382, our ability to utilize our historical NOL carryovers will be limited. We will continue to monitor any limitations on our ability to use NOLs and R&D credits in the future for all jurisdictions.

Note 16 – Income Taxes

The components of the benefit for income taxes for the years ended December 31, 2023 and 2022 is as follows:

	December 31,
(in thousands)	2023	2022
Deferred expense (benefit):
Foreign	$-	$(1,367)
Total deferred expense (benefit)	-	(1,367)
Total income tax expense (benefit)	$-	$(1,367)

For the year ended December 31, 2022, we recorded a deferred income tax benefit of $1.4 million. The deferred income tax benefit recorded relates solely to the reduction of the deferred tax liabilities as a result of the loss on impairment of intangible assets related to rostafuroxin for the year ended December 31, 2022.

The reconciliation of the income tax benefit computed at the federal statutory rates to our recorded tax benefit for the years ended December 31, 2023 and 2022 is as follows:

	December 31,
(in thousands)	2023	2022

Income tax benefit, statutory rates	$(4,261)	$(8,521)
State taxes on income, net of federal benefit	(625)	903
Net operating loss expirations	5,875	3,485
Intangibles	613	2,561
Research and development tax credit	490	825
Foreign rate differential	37	196
Stock compensation	464	-
Employee related and other	(575)	467
Change in state tax rates	23,993	-
Other	-	(17)
Income tax expense / (benefit), statutory rates	26,011	(101)
Valuation allowance	(26,011)	(1,266)
Income tax benefit, net	$-	$(1,367)

The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities as of  December 31, 2023 and 2022, are as follows:

	December 31,
(in thousands)	2023	2022

Long-term deferred assets:
Net operating loss carryforwards (federal and state)	$158,926	$185,591
Research and development tax credit	17,081	17,671
Compensation expense on stock	3,940	4,166
Other accrued	1,386	1,293
Capitalized R&D expenses	3,606	2,369
Depreciation	355	191
Total long-term deferred tax assets	185,294	211,281
Long-term deferred liabilities:
IPR&D	(5,058)	(5,061)
Total long-term deferred tax liabilities	(5,058)	(5,061)
Valuation allowance	(185,294)	(211,281)
Deferred tax liabilities, net	$(5,058)	$(5,061)

We are in a net deferred tax liability position as of  December 31, 2023 and 2022. Because we have never realized a profit, management has fully reserved the net deferred tax asset since realization is not assured. It is our policy to classify interest and penalties recognized on uncertain tax positions as a component of income tax expense. There was neither interest nor penalties accrued as of December 31, 2023 and 2022, nor were any incurred in 2023 or 2022.

At December 31, 2023 and 2022, we had available carryforward net operating losses for federal tax purposes of $620.4 million and $637.4 million, respectively, research and development tax credit carryforward of $16.5 million and $17.0 million, respectively and orphan drug tax credit carryforwards of $0.6 million for both periods. Of the $620.4 million of federal net operating loss carryforwards, $101.1 million can be carried forward indefinitely. The remaining federal net operating loss, research and development tax credit carryforwards and orphan drug credit carryforward will continue to expire through 2042.

At December 31, 2023 and 2022, we had available carryforward losses of approximately $576.3 million and $593.3 million, respectively, for state tax purposes. Of the $576.3 million state tax carryforward losses, $575.3 million is associated with the state of Pennsylvania, with the remainder associated with the other five (5) states within which we have established tax nexus.

The Tax Cuts and Jobs Act resulted in significant changes to the treatment of research and development, or R&D, expenditures under Internal Revenue Code Section 174. For tax years beginning after December 31, 2021, taxpayers are required to capitalize and amortize all R&D expenditures that are paid or incurred in connection with their trade or business for tax purposes. Specifically, costs for U.S.-based R&D activities must be amortized over five years and costs for foreign R&D activities must be amortized over 15 years, both using a midyear convention. During the year ended December 31, 2023, we capitalized $5.4 million and $2.0 million of domestic and foreign R&D expenses, respectively.

Future realization of the tax benefits of existing temporary differences and net operating loss carryforwards ultimately depends on the existence of sufficient taxable income within the carryforward period. As of December 31, 2023 and 2022, we performed an evaluation to determine whether a valuation allowance was needed. We considered all available evidence, both positive and negative, which included the results of operations for the current and preceding years. We determined that it was not possible to reasonably quantify future taxable income and determined that it is more likely than not that all of the deferred tax assets will not be realized. Accordingly, we maintained a full valuation allowance as of December 31, 2023 and 2022.

Under Internal Revenue Code Section 382, if a corporation undergoes an “ownership change,” the corporation’s ability to use its pre-change NOL carryforwards and other pre-change tax attributes to offset its post-change income may be limited. We have not completed a study to assess whether an “ownership change” has occurred or whether there have been multiple ownership changes since we became a “loss corporation” as defined in Section 382. Future changes in our stock ownership, which may be outside of our control, may trigger an “ownership change.” In addition, future equity offerings or acquisitions that have equity as a component of the purchase price could result in an “ownership change.” If an “ownership change” has occurred or does occur in the future, utilization of the NOL carryforwards or other tax attributes may be limited, which could potentially result in increased future tax liability to us.

Utilization of net operating loss, or NOL, and R&D credit carryforwards may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986 due to ownership change limitations that have occurred previously or that could occur in the future. These ownership changes may limit the amount of NOL and R&D credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively. There also could be additional ownership changes in the future, which may result in additional limitations in the utilization of the carryforward NOLs and credits.

A full valuation allowance has been provided against our deferred tax assets and, if a future assessment requires an adjustment, an adjustment would be offset by an adjustment to the valuation allowance. Thus, there would be no impact to the consolidated balance sheets or statements of operations if an adjustment were required.